[GRAPHIC - MERRILL LYNCH LETTERHEAD]






                                                                   March 9, 2001

Lakeland Industries, Inc.
711-2 Koehler Avenue
Ronkonkoma, New York 11779-7410

                  Re: WCMA Line of Credit Extension

Ladies & Gentlemen:

This Letter Agreement will supercede our previous Letter Agreement and will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Lakeland Industries, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT No. 849-07230 between MLBFS and Customer (including any previous amendments and extensions thereof), and
(ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's ___ obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below) the Loan Documents are hereby amended as follows:

(a) The "Maturity Date" of the WCMA Line of Credit is hereby extended to October 31, 2001.

(b) The "Maximum WCMA Line of Credit" shall be $14,000,000.00.

(c) ______ The "Line Fee" for the period ending October 31, 2001, shall be $70,000.00. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 849-07230 on or at any time after the Effective Date. Once paid, Line Fees are non-refundable.

(d) ______ The term "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.30% and the 30-Day Dealer Commercial Paper Rate. The "30-Day Dealer Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Dealer Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(e) Section 6(g) shall mean:

Minimum Tangible Net Worth. Customer's and Business Guarantors' "tangible net worth" shall at all times exceed $14,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's and Business Guarantors' net

                                  Merrill Lynch Business Financial Services Inc.

Lakeland Industries, Inc.
January 31, 2001
Page No. 2



worth as shown on Customer's and Business Guarantors' regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer or Business Guarantors' by officers, shareholders or affiliates of Customer or Business Guarantors'.

(f) Add to the end of Section 6 the following:

6(h) Debt to Tangible Net Worth. The ratio of Customer's and Business Guarantors' total debt to Customer's and Business Guarantors' tangible net worth, as aforesaid, shall not at any time exceed 1.50 to 1.

6(i) Borrowed Debt. Except upon the prior written consent of MLBFS, neither Customer nor any Business Guarantor shall directly or indirectly incur or permit to exist any debt of Customer or any Business Guarantor for borrowed money or the lease under a capital lease or deferred purchase price of real or personal property other than: (i) debt to MLBFS and (ii) debt existing as of the date of and reflected on the last financial statements of Customer and Business Guarantors submitted to MLBFS prior to the date hereof and not refinanced by MLBFS (including a $200,000 Line of Credit extended to Lakeland's Chinese subsidiary from China Construction Bank).

6(j) Customer Relationship. Customer shall notify MLBFS in writing of the occurrence of any materially negative change in its relationship with its principal supplier, DuPont.

6(k) Fixed Charge Coverage Ratio. Customer and Business Guarantors', on a consolidated basis, shall at all times during the term hereof maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1. The term "Fixed Charge Coverage Ratio" shall mean the ratio of: (i) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, less internally financed capital expenditures, to (ii) the sum the aggregate principal and interest paid or accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash; all as determined on a trailing 12-month basis from the regular consolidated financial statements of Customer and Business Guarantors' prepared in a manner consistent with the terms hereof.

6(l) Minimum EBITDA. Customer's and Business Guarantors' consolidated "EBITDA" shall be a minimum of $950,000.00 for the fiscal period ending 4/30/01. The term "EBITDA" shall mean Customer's and Business Guarantors' income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, determined on a trailing 12-month basis from the regular consolidated financial statements of Customer and Business Guarantors prepared in a manner consistent with the terms hereof.

(g) Section 9(a)(ix) shall mean:

Collateral Audit. MLBFS may notify Customer that it is required, at Customer's sole cost and expense, to furnish to MLBFS a collateral audit on its accounts and inventory, prepared by an audit firm selected by MLBFS and in form and substance reasonably satisfactory to MLBFS.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

                                  Merrill Lynch Business Financial Services Inc.

Lakeland Industries, Inc.
January 31, 2001
Page No. 3


By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement and the other documents enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement and such other documents as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement and said other documents within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By: /s/ Jodie Zwerner
    --------------------------------------
    Jodie Zwerner
    Documentation Manager

Accepted:

Lakeland Industries, Inc.

By: /s/ Raymond J. Smith
    --------------------------------------

Printed Name: Raymond J. Smith
              ----------------------------

Title: President
       -----------------------------------

                                  Merrill Lynch Business Financial Services Inc.

Lakeland Industries, Inc.
January 31, 2001
Page No. 4



Approved:

Lakeland Protective Wear, Inc.


By: /s/ Raymond J. Smith
    --------------------------------------

Printed Name: Raymond J. Smith
              ----------------------------

Title:  V. President
       -----------------------------------


Laidlaw, Adams & Peck, Inc. f/k/a Fireland Industries, Inc.


By: /s/ Raymond J. Smith
    --------------------------------------

Printed Name: Raymond J. Smith
              ----------------------------

Title: President
       -----------------------------------


Lakeland de Mexico, S.A.


By: /s/ Raymond J. Smith
    --------------------------------------

Printed Name: Raymond J. Smith
              ----------------------------

Title: President
       -----------------------------------

[GRAPHIC - MERRILL LYNCH LETTERHEAD]

                                                                   March 9, 2001


Mr. Raymond J. Smith
President
Lakeland Industries, Inc.
711-2 Koehler Avenue
Ronkonkoma, New York 11779-7410

                  Re: WCMA Line of Credit Extension

Dear Mr. Smith,

I am pleased to advise you that the request of Lakeland Industries, Inc. for an extension of its WCMA Line of Credit has been approved upon the terms set forth in the enclosed Letter Agreement.

Note that, among other conditions in said Letter Agreement, in order for this extension to become effective, one copy of the enclosed Letter Agreement and the other documents enclosed herewith must be fully executed and returned to me within 14 days from the date hereof.

If you have any questions, please call me at (312) 269-5458.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By: /s/ Jodie Zwerner
    --------------------------------------
    Jodie Zwerner
    Documentation Manager

cc: Wayne Dedrick

[GRAPHIC - MERRILL LYNCH LOGO


                    WCMA LINE OF CREDIT RENEWAL AUTHORIZATION

CUSTOMER: LAKELAND INDUSTRIES, INC.

WCMA ACCOUNT NUMBER: 849-07230

MAXIMUM WCMA LINE OF CREDIT: $14,000,000.00

NEW MATURITY DATE: October 31, 2001

RENEWAL FEE: $70,000.00

DATE OF RENEWAL: ____________________________________


--------------------------------------------------------------------------------


RENEWAL APPROVED BY:


------------------------------------------

------------------------------------------


ENTERED BY ACCOUNTING:

------------------------------------------

[GRAPHIC - MERRILL LYNCH LOGO
                                                       WCMA RENEWAL CONTROL FORM
  ===================================== ========================================
Customer:                               LAKELAND INDUSTRIES, INC.
--------------------------------------- ----------------------------------------
WCMA Account No.:                       849-07230
--------------------------------------- ----------------------------------------
WCMA Line of Credit:                    $14,000,000.00
--------------------------------------- ----------------------------------------
New Maturity Date:                      October 31, 2001
--------------------------------------- ----------------------------------------
Renewal Fee:                            $70,000.00
--------------------------------------- ----------------------------------------
Other Changes in Terms:
--------------------------------------- ----------------------------------------
Special Conditions:
======================================= ========================================

POST-FUNDING FOLLOW-UP:
==========================================  ====================================
                        ITEM                             IN POWER 2 (INITIAL)
------------------------------------------  ------------------------------------

------------------------------------------  ------------------------------------

------------------------------------------  ------------------------------------

==========================================  ====================================

APPROVALS:
==================================== =============================== ===========
                                           Initials / Comments           Date
------------------------------------ ------------------------------- -----------
        Credit/Client Services
------------------------------------ ------------------------------- -----------
                Manager
==================================== =============================== ===========


==================================== =============================== ===========
                                                Initials                 Date
------------------------------------ ------------------------------- -----------
          Renewal Entered By:
------------------------------------ ------------------------------- -----------
          Renewal Audited By:
==================================== =============================== ===========
                     CUST ID: 0000016719 DEAL NO: D:00029918

[GRAPHIC - MERRILL LYNCH LOGO]                                  FILE COVER SHEET
================================================================================


TO: Records Management Department (Documents to be Imaged):

     Process Stage (check appropriate box):

    [   ]  New Funding        [   ]  Post Funding       [ X ]   Increase/Renewal

     Power 2 ID:  0000016719

     Deal ID: D:00029918

     Customer (Client Name): Lakeland Industries, Inc.

     WCMA Account Number: 849-07230

     Deal Type: WCMA Line of Credit

     Business Group/Region (Dept. Name): Portfolio Mgt./Middle Market Division

     Loan Status: Funded

     Portfolio Manager (Inbox Owner): Phil Kain

     Cover Sheet Completed By:  Jodie Zwerner


For Records Management Use Only
--------------------------------------------------------------------------------

Batch # _______________________________________

Page Count ___________

Date _________________

--------------------------------------------------------------------------------

[GRAPHIC - MERRILL LYNCH LOGO]
                                                TERM LOAN AND SECURITY AGREEMENT

TERM LOAN AND SECURITY AGREEMENT NO. 0101552001 ("Loan Agreement") dated as of March 9, 2001, between LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1  Specific  Terms.  In  addition  to terms  defined  elsewhere  in this  Loan
Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Note.

(c) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (ii) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (iv) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(v) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(d) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(e) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

(f) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 3.6 (b) hereof.

(g) "Commitment Expiration Date" shall mean March 31, 2001.

(h) "Default" shall mean either an "Event of Default" as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(i) "General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (iii) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS;
(v) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose;
(vi) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (vii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (viii) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(j) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(k) "Loan" shall mean a two-year term installment loan in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (C) $2,149,207.11.

(l) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: to refinance Customer's existing Term Loan No. 9909550501.

(m) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(n) "Obligations" shall mean all liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement and under that certain WCMA Note, Loan and Security Agreement No. 849-07230.

(o) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

1.2 Other Terms. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

                              Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The entire proceeds of the Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

2.2 Note. The Loan will be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the "Note"). The Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy or fulfill the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Use of Loan Proceeds. The proceeds of the Loan shall be used by Customer solely for a Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan be used: (a) for personal, family or household purposes of any person whatsoever, or (b) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, or (c) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

                         Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement, the Note and the other Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement, the Note and such of the other Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year;

(ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period);

(iii) A/R Agings. Within 15 days after the close of each fiscal month of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal month;

(iv) Inventory Reports. Within 15 days after the close of each fiscal month of Customer, a copy of the Inventory Report (as and to the extent applicable, breaking out Inventory by location, and separately reporting any work in process) of Customer as of the end of such fiscal month;

(v) 10Q and 10K Reports. Not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-Q and 10-K and other report required to be filed with the SEC during the term hereof by Customer; and

(vi) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer or any Business Guarantor, certified as correct by their respective chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) No Use of Merrill Lynch Name. Neither Customer nor any Guarantor will directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdiction(s) of establishment and operation; (iii) neither Customer nor any Business Guarantor shall engage in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) neither Customer nor any Business Guarantor shall cause or permit any other person or entity to assume or succeed to any material business or operations of Customer or such Business Guarantor; and (v) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

(h) Minimum Tangible Net Worth. Customer's and Business Guarantors' "tangible net worth" shall at all times exceed $14,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's and Business Guarantors' net worth as shown on Customer's and Business Guarantors' regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer or Business Guarantors' by officers, shareholders or affiliates of Customer or Business Guarantors'.

(i) Debt to Tangible Net Worth. The ratio of Customer's and Business Guarantor's total debt to Customer's and Business Guarantors' tangible net worth, as aforesaid, shall not at any time exceed 1.50 to 1.

(j) Borrowed Debt. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly incur or permit to exist any debt of Customer or any Business Guarantor for borrowed money or the lease under a capital lease or deferred purchase price of real or personal property other than: (i) debt to MLBFS and (ii) debt existing as of the date of and reflected on the last financial statements of Customer and Business Guarantor's submitted to MLBFS prior to the date hereof and not refinanced by MLBFS (including a $200,000 Line of Credit extended to Lakeland's Chinese subsidiary from China Construction
Bank).

(k) Customer Relationship. Customer shall notify MLBFS in writing of the occurrence of any materially negative change in its relationship with its principal supplier, DuPont.

(l) Fixed Charge Coverage Ratio. Customer and Business Guarantors' on a consolidated basis shall at all times during the term hereof maintain a Fixed Charge Coverage Ratio of not less than 1.10 to 1. The term "Fixed Charge Coverage Ratio" shall mean the ratio of: (i) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, less internally financed capital expenditures, to (ii) the sum the aggregate principal and interest paid or accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash; all as determined on a trailing 12-month basis from the regular consolidated financial statements of Customer and Business Guarantors' prepared in a manner consistent with the terms hereof.

(m) Minimum EBITDA. Customer's and Business Guarantors' consolidated "EBITDA" shall be a minimum of $950,000.00 for the fiscal period ending 4/30/01. The term "EBITDA" shall mean Customer's and Business Guarantors' income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, determined on a trailing 12-month basis from the regular consolidated financial statements of Customer and Business Guarantors prepared in a manner consistent with the terms hereof.

3.4 COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business (including Inventory in transit to/from Canada, Mexico and China), Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a prepayment on account of the Loan, as aforesaid. Any partial prepayment of the Loans shall be applied to installments due in inverse order of maturity.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) Indemnification. Customer
shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement, the Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement, the Note or any of the other Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make the Loan (if the Loan has not then been funded) or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(ix) Collateral Audit. MLBFS may notify Customer that it is required, at Customer's sole cost and expense, to furnish to MLBFS a collateral audit on its accounts and inventory, prepared by an audit firm selected by MLBFS and in form and substance reasonably satisfactory to MLBFS.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement, the Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code and other filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable upon receipt of written notice by MLBFS to Customer.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) Binding Effect. This Loan Agreement, the Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, the Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder or under the Note, or there shall be any other Obligations outstanding.

(m) Counterparts. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT, THE TERM NOTE AND THE OTHER ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TERM LOAN, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE

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

TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(o) Integration. This Loan Agreement, together with the Note and the other Additional Agreements, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to make the Loan on any terms other than as expressly set forth herein and in the Note, or to make any other loan or otherwise extend any other credit to Customer or any other party; and (ii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement. No amendment or modification of this Agreement or any of the Additional Agreements to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LAKELAND INDUSTRIES, INC.


By: ____________________________________________________________________________
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:___________________________________________________________

                                    EXHIBIT A

ATTACHED TO AND HEREBY MADE A PART OF TERM LOAN AND SECURITY AGREEMENT NO. 0101552001 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND LAKELAND INDUSTRIES, INC.
================================================================================

Additional Locations of Tangible Collateral:

         2451 Highway 67 South
         Somerville, Alabama

         3420 Valley Avenue S.W.
         Decatur, Alabama

         202 Pride Lane S.W.
         Decatur, Alabama

         2401 Southwest Parkway
         St. Joseph, Missouri

[GRAPHIC MERRILL LYNCH LOGO]                                      No. 0101552001
================================================================================
$2,149,207.11                                                      March 9, 2001


                           COLLATERAL INSTALLMENT NOTE

FOR VALUE RECEIVED, LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of Two Million One Hundred Forty-Nine Thousand Two Hundred Seven And 00/100 Dollars ($2,149,207.11), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate, as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i)      "Closing Date" shall mean the date of advancement of funds hereunder.

(ii) _____ "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

(iii) ____ "Interest Rate" shall mean a variable per annum rate equal to the sum of (i) 2.45% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations (the "30-day Dealer Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-day Dealer Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(iv) _____ "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(v)      "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Additional Agreements", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in 24 consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each such installment in an amount equal to the sum of (i) accrued interest, and (ii) 1/24th of the Loan Amount (with the first such installment including interest accrued from the date of funding).

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, late charges), next to accrued interest at the Interest Rate, with the balance applied on account of the unpaid principal hereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law, payable upon receipt of written notice by MLBFS to Customer. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive, Chicago, Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

LAKELAND INDUSTRIES, INC.


By:
--------------------------------------------------------------------------------
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

[GRAPHIC - MERRILL LYNCH LOGO]                           SECRETARY'S CERTIFICATE
================================================================================

The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAKELAND INDUSTRIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         ___________________: __________________________________________________
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.


 (Corporate Seal)                           ____________________________________
                                                          Secretary

                               Printed Name:____________________________________

GRAPHIC - MERRILL LYNCH LOGO]                             UNCONDITIONAL GUARANTY
================================================================================

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, including, without limitation, the NOTE incorporated by reference in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements) (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, LAIDLAW, ADAMS & PECK, INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where GUARANTOR, Customer or any collateral for the Obligations OF CUSTOMER may be located, (ii) GUARANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and (iii) GUARANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with THIS GUARANTY and/or any of the transactions which are the subject matter of this GUARANTY. gUARANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 9, 2001.

LAIDLAW, ADAMS & PECK, INC. F/K/A FIRELAND INDUSTRIES, INC.


By:
    ----------------------------------------------------------------------------
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
            711-2 Koehler Avenue
            Ronkonkoma, NY 11779

GRAPHIC - MERRILL LYNCH LOGO]                            SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAIDLAW, ADAMS & PECK, INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of LAKELAND INDUSTRIES, INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         _________________: ____________________________________________________
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    __________________________________________
                                      Secretary

                  Printed Name:     __________________________________________

GRAPHIC - MERRILL LYNCH LOGO]                                 SECURITY AGREEMENT
================================================================================

Security Agreement ("Agreement") dated as of February 2, 2001, between LAIDLAW, ADAMS & PECK, INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 711-2 Koehler Avenue, Ronkonkoma, NY 11779 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In order to induce MLBFS to extend or continue to extend credit to LAKELAND INDUSTRIES, INC. ("Customer") under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

(a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof.

(v) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(vi) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between MLBFS and Customer, together with all agreements, instruments and documents executed pursuant thereto, as any or all of the same may from time to time be or have been amended, restated, extended or supplemented.

(vii) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(viii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(ix) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

(d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e) Indemnification Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement , and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g) Event of Loss. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral.

(k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a) Organization. Grantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Financial Statements. Except as expressly set forth in Grantor 's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) Litigation, etc. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h) Collateral. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or Grantor; and (iii) any information which indicates that any financial statements of Customer or Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) Notice of Change Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Grantor shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Grantor shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Grantor; and (iv) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

(a) Event of Default Under any Loan Agreement. An Event of Default shall occur under the terms of the Loan Agreement.

(b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

(g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

(a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the highest "Interest Rate" under the Loan Agreement under the Loan Agreement, or the highest interest rate permitted by law, whichever is less, during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g) Headings. Captions and section and paragraph headings in this Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k) Counterparts. This Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(l) Jurisdiction; Waiver. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT. GRANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(m) Integration. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

LAIDLAW, ADAMS & PECK, INC. F/K/A FIRELAND INDUSTRIES, INC.


By:
    ----------------------------------------------------------------------------
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:
    --------------------------------------

GRAPHIC - MERRILL LYNCH LOGO]                             UNCONDITIONAL GUARANTY
================================================================================

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, including, without limitation, the NOTE incorporated by reference in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements) (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, LAKELAND PROTECTIVE WEAR, INC. , a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where GUARANTOR, Customer or any collateral for the Obligations OF CUSTOMER may be located, (ii) GUARANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and (iii) GUARANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with THIS GUARANTY and/or any of the transactions which are the subject matter of this GUARANTY. gUARANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 9, 2001.

LAKELAND PROTECTIVE WEAR, INC.


By:
    ----------------------------------------------------------------------------
                  Signature (2)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
            26-4380 South Service Road
            Brulington, Ontario,   L7L5Y6

GRAPHIC - MERRILL LYNCH LOGO]                            SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAKELAND PROTECTIVE WEAR, INC. , a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of LAKELAND INDUSTRIES, INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         _________________: ____________________________________________________
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ____________________________________________
                                            Secretary

                  Printed Name:     ____________________________________________

GRAPHIC - MERRILL LYNCH LOGO]                             UNCONDITIONAL GUARANTY
================================================================================

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, including, without limitation, the NOTE incorporated by reference in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements) (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, LAKELAND DE MEXICO, S.A., a corporation domiciled in _______________, Mexico, United Mexican States and existing under the laws of Mexico, as evidenced in Public Instrument No. ______________ registered before the Public Registry of Commerce under Mercantile Folio No. _____________ on _____________, 199__, (hereinafter the "Guarantor") represented herein by
____________________, hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreement, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where GUARANTOR, Customer or any collateral for the Obligations OF CUSTOMER may be located, (ii) GUARANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and (iii) GUARANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with THIS GUARANTY and/or any of the transactions which are the subject matter of this GUARANTY. gUARANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 9, 2001.

LAKELAND DE MEXICO, S.A.


By:
    ----------------------------------------------------------------------------
                  Signature (3)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
            Rancho La Soledad Lote No. 2
            Fracc. Poniente, C.P. 38020
            Celaya , GGTO Mexico

GRAPHIC - MERRILL LYNCH LOGO]                            SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAKELAND DE MEXICO, S.A., a corporation duly organized, validly existing and in good standing under the laws of Mexico; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of LAKELAND INDUSTRIES, INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         __________________: ___________________________________________________
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ________________________________________
                                            Secretary

                  Printed Name:     ________________________________________

GRAPHIC - MERRILL LYNCH LOGO]                                CLOSING CERTIFICATE
================================================================================

The undersigned, LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain TERM LOAN AND SECURITY AGREEMENT No. 0101552001 between Customer and MLBFS dated as of March 9, 2001 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing: (i) subject only to "Permitted Liens" (as defined in the Loan Agreement), MLBFS has a first lien and security interest upon all of the "Collateral" under the Loan Agreement (including any Collateral financed or refinanced with the proceeds of the Loan), and (ii) the Loan is being applied on account of and will satisfy the "Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes an "Default" under the Loan Agreement.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any Guarantor of Customer's obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan in the amount of $______________, by: check wire transfer deposit as follows:


To refinance Customer's Term Loan No. 9909550501.







Dated this ____ day of ____________, 2001

LAKELAND INDUSTRIES, INC.


By:
    ----------------------------------------------------------------------------
                  Signature (1)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

[GRAPHIC - MERRILL LYNCH LETTERHEAD]



                                                                   March 9, 2001

Mr. Raymond J. Smith
Lakeland Industries, Inc.
711-2 Koehler Avenue
Ronkonkoma, NY 11779-7410

                                     Re: Term Loan Approval

Dear Mr. Smith,

As I believe you know, we have approved the request of Lakeland Industries, Inc. ("Customer") for a Term Loan upon the terms and conditions set forth in the enclosed documents ("Loan Documents").

For your information, the following are some of the principal terms of the approval:

Loan Purpose: The purpose of the Term Loan is to refinance Customer's existing Term Loan No. 9909550501.

Maximum Loan Amount: An amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (C) $2,149,207.11.

Term: 2-years from the first day of the calendar month immediately following the date of funding.

Interest Rate: Variable at a per annum rate equal to the sum of 2.45% plus the 30-day Dealer Commercial Paper Rate published from time to time in The Wall Street Journal, based upon actual days elapsed over a 360-day year.

Please refer to the Loan Documents for a complete statement of the terms of the Term Loan.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a) Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(b) Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(c) Our continuing satisfaction with the financial condition of Customer and each guarantor of Customer's obligations to us.

(d) There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(e) Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

(f) Our receipt of a Certificate of Insurance satisfactory to us evidencing a policy or policies of physical damage insurance on the tangible collateral described in the Loan Documents, and providing that losses shall be payable to us as our interests may appear pursuant to a Lender's Loss Payable Endorsement, and that we shall receive not less than 10 days prior notice of any cancellation or material amendment.

Our approval will remain open subject to said conditions until March 31, 2001, after which time it shall be void.

Note that under the terms of the Loan Documents Customer is responsible for UCC filing and search fees and expenses and any taxes in connection with the Loan Documents and/or such filing .

To assist you in completing the Loan Documents, we have affixed a "Sign Here" sticker to each page requiring a signature, and have penciled an "x" in front of each signature line.

In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the Loan has been funded, we will return a fully executed duplicate copy for your records.

If you have any questions about our approval or the structure or terms of the facility, please call Phil M. Kain at 312-269-1367. If you have any questions about the Loan Documents, please call me at 312-269-5458.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By: _________________________________________________
         Jodie Zwerner
         Documentation Manager


cc:  Wayne Dedrick
     Phil M. Kain

[GRAPHIC - MERRILL LYNCH LOGO]                                  FILE COVER SHEET
================================================================================



TO: Records Management Department (Documents to be Imaged):

     Process Stage (check appropriate box):


 [ X ]  New Funding           [   ]  Post Funding       [   ]  Increase/Renewal


     Power 2 ID:  0000016719

     Customer (Client Name): Lakeland Industries, Inc.

     Deal ID: D:00017204

     Term Loan # (ID): 0101552001

     Deal Type: Term Loan

     Business Group/Region (Dept. Name): Documentation/

     Loan Status: Approved

     Portfolio Manager (Inbox Owner): Phil Kain

     Cover Sheet Completed By:  Jodie Zwerner


For Records Management Use Only
--------------------------------------------------------------------------------
Batch # ________________________ Initials _______Date ____________

Page Count ___________

Date Indexed_____________   Initials________

Reassembled By___________________

--------------------------------------------------------------------------------



===================================================================================================================================
                                                      TERM LOAN Control Form
===================================================================================================================================
------------------------------------------------------------------------------------------------ ----------------------------------
Customer: LAKELAND INDUSTRIES, INC.                                                              Loan No: 0101552001
------------------------------------------------------------------------------------------------ ----------------------------------
Street: 711-2 Koehler Avenue                                                                     Fed. Tax ID #: 13-3115216
------------------------------------------------------------------------------------------------ ----------------------------------
City/ST/Zip: Ronkonkoma, NY 11779-7410
------------------------------------------------- ---------------------------------------------- ----------------------------------
Contact: Mr. Raymond J. Smith                     Phone: 631-981-9700                            FM: WAYNE DEDRICK
------------------------------------------------- ---------------------------------------------- ----------------------------------
FC: FRANK  COLLINS                                FC #: 7769                                     FC Phone: 212-415-7877
------------------------------------------------------------------------------------------------ ----------------------------------
Interest Rate: 30-day Dealer Commercial Paper PLUS 2.45%                                         FC Office: 849
------------------------------------------------------------------------------------------------ ----------------------------------
Maximum Loan Amount: $2,149,207.11                Term: 2-years                                  Number of Advances: 1
------------------------------------------------------------------------------------------------ ----------------------------------
         FM/FC Payout: Standard
         FM Payout based on fee of:  $0.00
         FC Payout based on fee of: $0.00
------------------------------------------------------------------------------------------------ ----------------------------------
Third Party Payoff? No                                                                           Loan Covenants (non-standard):
                                                                                                          [X] Yes         [  ] No
------------------------------------------------- ---------------------------------------------- ----------------------------------
Collateral: First on all business assets          Commitment Fee: $0.00    [X] Received
------------------------------------------------- ---------------------------------------------- ----------------------------------
Individual Guarantor(s):                          Business Guarantor(s):                         Trust Guarantor(s):
         None                                              Laidlaw, Adams & Peck, Inc. f/k/a              None
                                                           Fireland Industries, Inc.
                                                           Lakeland Protective Wear, Inc.
                                                           Lakeland de Mexico, S.A.
------------------------------------------------- ---------------------------------------------- ----------------------------------
Customer id: 0000016719                           Deal Number: D:00017204                        Account Rating: [ X ] Acceptable
                                                                                                 [  ] Good  [  ] Prime
------------------------------------------------- ---------------------------------------------- ----------------------------------


                         INITIAL FUNDING Payout Summary
---------------- -------------------------- ----------------- ------------------
   DATE PAID            PAYEE                   AMOUNT         CUMULATIVE TOTAL
---------------- -------------------------- ----------------- ------------------

---------------- -------------------------- ----------------- ------------------

---------------- -------------------------- ----------------- ------------------

---------------- -------------------------- ----------------- ------------------

---------------- -------------------------- ----------------- ------------------


                             FUNDING/PAYOUT APPROVAL
---------------------- --------------- ----------- -----------------------------
                           Initials       date              comments
---------------------- --------------- ----------- -----------------------------
  DOCUMENTATION
    Department
---------------------- --------------- ----------- -----------------------------
 Manager/Officer

---------------------- --------------- ----------- -----------------------------


                                POWER 2/UCC AUDIT
--------------------- ---------------------------- -----------------------------
                               POWER 2 Audit                 UCC Audit
--------------------- ---------------------------- -----------------------------
  INITIALS
--------------------- ---------------------------- -----------------------------
    DATE
--------------------- ---------------------------- -----------------------------


===========================================================================================================================
                                          TERM LOAN DOCUMENT CHECKLIST
                                       Customer: LAKELAND INDUSTRIES, INC.
===========================================================================================================================
                  DOCUMENT                      REQ      REC      P/F     WAIV                      COMMENTS          REF
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Credit Approval                                  X        X                                                            A
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Risk Rating Work and Data Sheets                 X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Loan Agreement                                   X                                                                     B
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Note                                             X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Cert. of Secy./Part./LLC Cert. - Loan Agree.     X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Evidence of Good Standing                        X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Evidence of Ownership of Collateral
(Invoice/Bill of Sale, etc.)
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Guaranties - Corporation / Partnership / LLC     X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Cert. of Secy. / Partner Cert. / LLC -           X
Guaranty
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Guaranties - Individual                          X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Security Agreement - Third Party
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Financial Assets Security Agree.
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Spousal Consent
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Subordination Agreement
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Landlord Subordination
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Physical Damage Insurance                        X                                Expires on:
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Liability Insurance (Vehicles, Rail, etc.)
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
UCC - Lien Search                                X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
State UCC Filing -                               X                                Date of Filing:
State(s) Where Required:
     Alabama
     Missouri
     New York
     Ohio
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Local UCC Filing                                                                  Date Of Filing:
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
UCC - Termination/ Subordination
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Bank Payoff Letter/Customer Authorization
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Closing Certificate                              X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------
Approval Letter                                  X        X
--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------

--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------

--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------

--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------

--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------

--------------------------------------------- -------- -------- -------- -------- ---------------------------------- ------



       POST-FUNDING FOLLOW-UP
--------------------------- ------------------------- --------------------------
           ITEM                    APPROVED BY            IN POWER 2 (INITIAL)
--------------------------- ------------------------- --------------------------

--------------------------- ------------------------- --------------------------

--------------------------- ------------------------- --------------------------

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